UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 23, 2006 (Date of earliest event reported)
Shiloh Industries, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	021964 (Commission File Number)	510347683 (IRS Employer Identification Number)

Suite 202, 103 Foulk Road, Wilmington, Delaware (Address of principal executive offices)		19803 (Zip Code)
302 656 1950 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

SHILOH INDUSTRIES REPORTS 2006 SECOND
QUARTER AND FIRST-SIX MONTHS RESULTS

            99.1       Press Release of Shiloh Industries, Inc. dated May 23, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2006	SHILOH INDUSTRIES, INC. By: /s/ Stephen E. Graham Stephen E. Graham Cheif Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Shiloh Industries, Inc. dated May 23, 2006